UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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DYNARESOURCE, INC.
(Name of Registrant as Specified In Its Charter)

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DYNARESOURCE, INC.

The Urban Towers of Las Colinas

222 W. Las Colinas Blvd. / Suite 1910 North Tower

Las Colinas / Irving, TX 75039

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of DynaResource, Inc.:

The 2023 annual meeting (the “Annual Meeting”) of stockholders of DynaResource, Inc., a Delaware corporation (the “Company”) will be held at the Amphitheatre room, in The Las Colinas Resort, 4150 N MacArthur Blvd, Irving, Texas 75038, on Friday, July 14, 2023, at 10:00 AM Central Time. The meeting will be convened for the following purposes:

1.

To amend the Amended and Restated Certificate of Incorporation of the Company (as amended prior to the proposed amendment, the “A&R Certificate”), with the amendments having the effect of (i) eliminating the Series A Preferred Shares; (ii) adding certain restrictions on the ability of the Company to issue Series A Preferred Shares; and (iii) revising the provisions governing the Company’s Board of Directors to eliminate the Class III Directors, to redesignate the incumbent Class II Directors as Class I Directors (elected by the holders of shares of Common Stock voting as a single class), to redesignate the incumbent Class III Director as the Class II Director (elected by the holders of Series C Preferred Stock voting as a single class) (collectively, the “Amendments”).

2.

To elect four Class I Directors to the Company’s Board of Directors. Because the Amendments will not be filed and effective prior to the election of Directors, the Class I Directors will be elected under the provisions of the A&R Certificate. Under the A&R Certificate, and because there are no shares of Series A Preferred Stock outstanding, the Class I Directors are elected by the holders of the outstanding shares of Common Stock voting together as a single class.

3.

To elect two Class II Directors to the Company’s Board of Directors. Under the A&R Certificate, the Class II Directors are elected by the holders of the outstanding shares of Common Stock voting together as a single class.

4.

To elect one Class III Director to the Company’s Board of Directors. Under both the A&R Certificate and the Amendments, the Class III Director is elected by the holders of the outstanding shares of Series C Preferred Stock voting together as a single class.

•	Note that the Board of Directors has fixed the number of directors at seven, to be comprised of (A) four Class I Directors; (B) two Class II Directors; and (C) one Class III Director.

5.

To approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us, our Board of Directors or the Compensation Committee. Our Board of Directors and Compensation Committee value the opinions of all our stockholders and will consider the outcome of this vote when making future compensation decisions for the Company’s named executive officers. It is currently expected that stockholders will be given an opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with the Company’s 2024 Annual Meeting of Stockholders.

6.

To approve, on an advisory basis, the frequency of a stockholder advisory vote approving the compensation to executive officers required by paragraph (a) of Rule 14a-21 and whether it should occur every 1, 2 or 3 years. While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us, our Board of Directors or the Compensation Committee.

7.	To ratify the appointment of Armanino LLP as our independent registered public accounting firm for 2023.

8.	To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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Even if you expect to attend the Annual Meeting, you are requested to mark, sign, date, and return the accompanying proxy card by fax or by mail. If you attend the Annual Meeting, you may vote in person, whether or not you have sent in your proxy. A proxy may be revoked at any time prior to the voting thereof.

By Order of the Board of Directors

/s/ K.W. (“K.D.”) Diepholz
K.W. (“K.D.”) Diepholz
Chairman and Chief Executive Officer June 12, 2023

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DYNARESOURCE, INC.

The Urban Towers of Las Colinas

222 W. Las Colinas Blvd. / Suite 1910 North Tower

Las Colinas / Irving, TX 75039

PROXY STATEMENT

This Proxy Statement is furnished to the stockholders of DynaResource, Inc., a Delaware corporation (the “Company”) in connection with the solicitation on behalf of the Board of Directors (the “Board”) of proxies for use at the annual meeting of stockholders (the “Annual Meeting”) to be held at the Amphitheatre room, in The Las Colinas Resort, 4150 N MacArthur Blvd, Irving, Texas 75038, on Friday, July 14, 2023, at 10:00 AM Central Standard Time.

This Proxy Statement and the enclosed form of proxy are first being made available to stockholders on or about June 12, 2023, and the cost of soliciting proxies in the enclosed form will be borne by the Company. Proxies may be solicited by officers, directors, and employees of the Company, by personal interview, telephone, facsimile and electronic means. The Company will pay the officers, directors, and employees no additional compensation for these services. Banks, brokerage houses and other nominees or fiduciaries have been requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and the Company will, upon request, reimburse them for their expenses in so acting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND OUR ANNUAL MEETING

Q: What is the purpose of the Annual Meeting?

A: The Annual Meeting is being held to permit our stockholders to consider and vote upon the following:

(1)

To amend the Amended and Restated Certificate of Incorporation of the Company (as amended prior to the proposed amendment, the “A&R Certificate”), with the amendments having the effect of (i) eliminating the Series A Preferred Shares; (ii) adding certain restrictions on the ability of the Company to issue Series A Preferred Shares; and (iii) revising the provisions governing the Company’s Board of Directors to eliminate the Class III Directors, to redesignate the incumbent Class II Directors as Class I Directors (elected by the holders of shares of Common Stock voting as a single class), and to redesignate the incumbent Class III Director as the Class II Director (elected by the holders of Series C Preferred Stock voting as a single class) (collectively, the “Amendments”);

(2)

To elect four Class I Directors to the Company’s Board of Directors. Because the Amendments will not be filed and effective prior to the election of Directors, the Class I Directors will be elected under the provisions of the A&R Certificate. Under the A&R Certificate, and because there are no shares of Series A Preferred Stock outstanding, the Class I Directors are elected by the holders of the outstanding shares of Common Stock voting together as a single class;

(3)

To elect two Class II Directors to the Company’s Board of Directors. Under the A&R Certificate, the Class II Directors are elected by the holders of the outstanding shares of Common Stock voting together as a single class;

(4)

To elect one Class III Director to the Company’s Board of Directors. Under both the A&R Certificate and the Amendments, the Class III Director is elected by the holders of the outstanding shares of Series C Preferred Stock voting together as a single class;

(5)

To approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion;

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(6)

To approve, on an advisory basis, the frequency of a stockholder advisory vote approving the compensation to executive officers required by paragraph (a) of Rule 14a-21 and whether it should occur every 1, 2 or 3 years; and

(7)	To ratify the appointment of Armanino LLP as our independent registered public accounting firm for 2023

Q: What is the Board’s Recommendation regarding these proposals?

A: We sent you this proxy statement and the enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting. The Board’s recommendations are set forth together with a description of the proposals in this Proxy Statement. In summary, the Board recommends that you vote:

•

FOR the amendment to the A&R Certificate to (i) eliminate the Series A Preferred Shares; (ii) add certain restrictions on the ability of the Company to issue Series A Preferred Shares; and (iii) revise the provisions governing the Company’s Board of Directors to remove the distinction between Class I Directors and Class II Directors, all of which will thereafter serve as Class I Directors elected by the holders of Common Stock voting together as a class.

•	FOR the election of each of the nominees for director.

•	FOR the approval, on an advisory basis, of the compensation paid to the Company’s named executive officers.

•	FOR the approval, on an advisory basis, of holding a stockholder advisory vote approving the compensation to executive officers required by paragraph (a) of Rule 14a-21 every year.

•	FOR the ratification of the appointment of Armanino LLP as our independent registered public accounting firm for 2023.

Q: Who is entitled to vote at the Annual Meeting?

A: For all Proposals, only holders of record of shares of Common Stock, Series C Preferred Stock, and Series D Preferred Stock as of the close of business (5:00 p.m., Eastern Standard Time) on June 2, 2023, the record date fixed by the Board (the “Record Date”), were entitled to receive notice of and to vote at the Annual Meeting. As of June 2, 2023, 22,246,654 shares of Common Stock, 1,734,992 shares of Series C Preferred Stock, and 760,000 shares of Series D Preferred Stock were outstanding and eligible to vote. On matters on which they are entitled to vote, each holder of Series C Preferred Stock and Series D Preferred Stock is entitled to the number of votes equal to the number of Common Shares into which such holder’s shares of Series C Preferred Stock and Series D Preferred Stock, respectively, could be converted. As of the Record Date, the 1,734,992 shares of Series C Preferred Stock outstanding were convertible into an aggregate 2,643,082 shares of Common Stock, and the 760,000 shares of Series D Preferred Stock outstanding were convertible into an aggregate 760,000 shares of Common Stock.

For Proposals No. 1, 5, 6, and 7, the holders of Series C Preferred Stock and Series D Preferred Stock will vote on an “as converted” basis, together with the holders of the shares of Common Stock.

For Proposals No. 2 and 3, only the holders of the shares of Common Stock will vote, as a single class.

For Proposal No. 4, only the holders of Series C Preferred will vote, as a single class.

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Q: What shares can I vote?

A: As described in the immediately preceding Question, Proposals No. 2 and 3 are only open to shares of Common Stock, and Proposal No. 4 is only open to shares of Series C Preferred Stock. With that caveat, you may vote all shares of the Company’s Common Stock owned by you, or issuable upon conversion of the Company’s Series C Preferred Stock and Series D Preferred Stock you own, in each instance as of the close of business on the Record Date. You may cast one vote per share of Common Stock that you held or were entitled to receive upon conversion of Series C Preferred Stock and Series D Preferred Stock on the Record Date. A list of record stockholders entitled to vote at the Annual Meeting will be available during ordinary business hours at the Company’s principal executive offices located at 222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039, for a period of at least 10 days prior to the Annual Meeting.

Q: How can I vote my shares?

A: You can vote your shares using one of the following methods:

•	Complete and return a written proxy or voting instruction card using the proxy card or voting instruction card if you received a paper copy of the proxy materials; or

•

Attend and vote in person at the meeting. If your shares are held in street or account name by a broker and you intend to vote in person at the meeting, you will need a copy of your account statement and verification from your broker that you were the beneficial owner of the shares in the account as of the Record Date.

Unless you are planning to vote in person at the Annual Meeting, your vote must be received by 5:00 p.m. Central Standard Time, on Wednesday, July 12, 2023.

You may still vote at the meeting if you are the record holder of your shares or hold a legal proxy from the record holder. Your vote at the Annual Meeting will constitute a revocation of your earlier proxy or voting instructions.

Q: How will my shares be voted if I return a blank proxy card?

A: If you send in your proxy card, but do not specify how you want to vote your shares, your shares will be voted by the named proxies as follows:

•

FOR the amendment to the A&R Certificate to (i) eliminate the Series A Preferred Shares; (ii) add certain restrictions on the ability of the Company to issue Series A Preferred Shares; and (iii) revise the provisions governing the Company’s Board of Directors to remove the distinction between Class I Directors and Class II Directors, all of which will thereafter serve as Class I Directors elected by the holders of Common Stock voting together as a class.

•	FOR the election of each of the nominees for director.

•	FOR the approval, on an advisory basis, of the compensation paid to the Company’s named executive officers.

•	FOR the approval, on an advisory basis, of holding a stockholder advisory vote approving the compensation to executive officers required by paragraph (a) of Rule 14a-21 every three years.

•	FOR the ratification of the appointment of Armanino LLP as our independent registered public accounting firm for 2023.

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Q: What happens if additional matters are presented at the Annual Meeting?

A: Other than the proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the person named as proxy holder, K.W. (“K.D.”) Diepholz, Chairman and Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q: Who will count the votes?

A: A representative of Signature Stock Transfer, Inc., the transfer agent for the Company, will be appointed at the Annual Meeting to tabulate the votes and act as Inspector of Elections.

Q: Where can I find the voting results of the Annual Meeting?

A: We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days following the Annual Meeting.

Q: Who will bear the cost of soliciting votes for the Annual Meeting?

A: The solicitation of proxies will be conducted primarily by mail and electronically over the Internet, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our Common Stock. We may conduct further solicitation personally, telephonically, through the Internet or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. We may generate other expenses in connection with the solicitation of proxies for the Annual Meeting, which we will pay.

Q: What do I need for admission to the Annual Meeting?

A: You are entitled to attend the Annual Meeting only if you are a stockholder of record or a beneficial owner as of the Record Date, or you hold a valid proxy for the Annual Meeting from a stockholder of record. You should be prepared to present photo identification for admittance. If you are the stockholder of record, your name will be verified against the list of stockholders of record prior to your being admitted to the Annual Meeting. If you hold your shares in street name, you must provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned Company stock as of the Record Date, a copy of the Voting Instruction Form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting.

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Q: How and when may I submit a stockholder proposal for any Annual Meeting of Stockholders?

A: In the event that a stockholder desires to have a proposal considered for presentation at an Annual Meeting of Stockholders, and included in our proxy statement and form of proxy card used in connection with that meeting, the proposal must be forwarded in writing to our Corporate Secretary at our principal executive offices (a) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th date in advance of the anniversary of this year’s Annual Meeting (i.e., July 14) if our next Annual Meeting is to be held on a day that is not more than 30 days in advance of the anniversary of this year’s Annual Meeting or not later than 70 days after the anniversary of this year’s Annual Meeting; and (b) with respect to our next Annual Meeting if it is to be held outside the time parameters in clause (a), not later than the close of business on the later of the 90th day prior to such next Annual Meeting or the close of business on the 10th day following the date the Company publicly announce the date of such next Annual Meeting (by press release or SEC filing). Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”). In addition, (x) if the proposal relates to the nomination of one or more persons to the Board of Directors, the notice must set forth such information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed under Section 14(a) of the Exchange Act; and (y) for all business other than director nominations, the notice must set forth as to each matter in the proposal (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, and (ii) any other information relating to such stockholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

To forward any stockholder proposals or notices of proposals or to receive a copy of our Bylaws, write to the Corporate Secretary at DynaResource, Inc., 222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039.

Information Incorporated by Reference to Form 10-K

Information required to be disclosed in this proxy statement with respect to certain matters, including information about the directors and executive officers of the Company, that is not set forth in this proxy statement is incorporated herein by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”), a copy of which is being provided to the stockholders along with this proxy statement. To the extent that information set forth in this proxy statement conflicts with information set forth in the Form 10-K, the information in this proxy statement is provided as of a later date and supersedes the conflicting information in the Form 10-K. In addition, stockholders should be aware that the Form 10-K speaks primarily as of December 31, 2022, and more current information on various topics may be found in the Company’s subsequent filings with the SEC, including filings subsequent to the Form 10-K on Forms 10-Q and 8-K.

BACKGROUND TO PROPOSAL NO. 1 – AMENDMENT OF CERTIFICATE OF INCORPORATION

As described in the Company’s Form 8-K filed with the SEC on April 27, 2023 (the “Form 8-K”), the Company entered into that certain Multi Party Agreement (the “MPA”) dated as of April 19, 2023, with CEO K.W. (“K.D.”) Diepholz, Golden Post Rail, LLC, a Texas limited liability company, and the MKR 2022 Grantor Retained Annuity Trust.

Among the other terms described in the Form 8-K, the MPA includes the following provisions that are relevant to Proposal No. 1:

a) The Company agreed to purchase all the outstanding shares of Series A Preferred Stock from Mr. Diepholz. The Company has completed this purchase.

b) The Company agreed not to issue or sell any Series A Preferred Stock to any person.

c) The Company agreed not to create or issue any other classes or series of Preferred Stock having the right, in the aggregate, to elect a majority of the board of directors of the Company.

d) The Company agreed, within 90 days of the effective date of the MPA, to amend its Certificate of Incorporation to eliminate the Series A Preferred Stock.

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PROPOSAL NO. 1

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

The Amended and Restated Certificate of Incorporation of the Company, as amended to date (the “A&R Certificate”), currently authorizes the issuance of 1,000 shares of Series A Preferred Stock of the Company, none of which were outstanding as of the Record Date. The Board of Directors has approved, subject to the stockholders’ approval, an amendment to the A&R Certificate to eliminate the Series A Preferred Stock.

Accordingly, the Company is proposing that paragraph 1 of Article IV of the A&R Certificate be amended and restated to read in its entirety as follows (proposed new text is underlined and text proposed to be deleted is struck-through):

1.

Authorized Capital. The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is 60,001,000 shares, consisting of (i) forty million (40,000,000) shares of Common Stock, par value $0.01 per share (“Common Stock”), and (ii) twenty million and one thousand (20,001,000) shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”), of which ~~one thousand (1,000) shares shall be designated as Series A Preferred Stock,~~ 1,734,992 are designated as Series C Preferred Stock, and 3,000,000 shares are designated as Series D Preferred Stock. As of June 2, 2023, 15,266,008 of Preferred Stock remain undesignated. The corporation shall not create or issue any class or series of Preferred Stock having the right, in the aggregate, to elect a majority of the Board of Directors of the Company.

In addition, to simplify the structure of the Company’s Board of Directors to reflect the removal of the Series A Preferred, the Company is proposing that Article V of the A&R Certificate be amended and restated in its entirety to read as follows (proposed new text is underlined and text proposed to be deleted is struck-through):

The Board of Directors shall be divided into ~~three~~ two classes of directors, Class I Directors and Class II Directors ~~and Class III Directors~~, all of whom shall be eligible for election at each annual meeting of the stockholders. The Board of Directors shall have the right to fix the number of directors from time to time; provided that ~~the number of Class I Directors shall at all times comprise a majority of the directors and~~ there shall always be at least one Class ~~III~~ II Director. The Class I Directors shall be elected by the vote of the holders of the issued and outstanding shares of ~~Series A Preferred Stock voting together as a single class (and to the extent that no shares of Series A Preferred Stock are issued and outstanding, then the Class I directors shall be elected by the vote of the holders of the issued and outstanding shares of Common Stock voting together as a single class), the Class II Directors shall be elected by the vote of the holders of the issued and outstanding shares of~~ Common Stock voting together as a single class, and the Class ~~III~~ II Directors shall be elected by the vote of the holders of the issued and outstanding shares of Series C Preferred Stock voting together as a single class (and to the extent that no shares of Series C Preferred Stock are issued and outstanding, then the Class ~~III~~ II Directors shall be elected by the vote of the holders of the issued and outstanding shares of Common Stock voting together as a single class). Upon the adoption of the amendment of this Article V to terminate the Class III Director position, the incumbent Class II Directors shall be redesignated as Class I Directors and the incumbent Class III Director shall be redesignated as the Class II Director.

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Required Vote – Proposal No. 1 – Amendment of Certificate of Incorporation

Section 242(b) of the Delaware General Corporation Law provides that (a) the holders of the outstanding shares of a class of stock shall be entitled to vote separately as a class upon a proposed amendment if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely; and (b) the holders of the outstanding shares of a series within a class of stock shall be entitled to vote as a series upon a proposed amendment if the amendment would alter or change the powers, preferences, or special rights of the series so as to affect them adversely. Because the proposed amendment does not change the number of authorized shares, par value, or powers of the Company’s Preferred Stock, generally, no vote by the Preferred Stock as a separate class is required. In addition, because there are no shares of Series A Preferred Stock outstanding, no vote by the Series A Preferred Stock as a separate series is required. Accordingly, the affirmative vote of a majority of (1) all of the outstanding shares of Common Stock and (2) all of the shares of Common Stock issuable upon conversion of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, voting together as a single class, to the extent each such share is eligible to vote, is required for the approval of Proposal No. 1.

A form of Certificate of Amendment reflecting the amendment contemplated by Proposal No. 1 is attached hereto as Appendix I.

The Certificate of Amendment will become effective upon the filing thereof with the Secretary of State of the State of Delaware, which is expected to occur as soon as is reasonably practicable following stockholder approval of this proposal.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 1.

***

PROPOSALS NO. 2, 3, and 4

ELECTION OF DIRECTORS

Regardless of whether Proposal No. 1 is adopted, for purposes of Proposals No. 2, 3, and 4, the Company’s Board of Directors is presently comprised of seven directors divided into three classes as set forth below. All seven directors are nominated for re-election in the same classes in which they presently serve until the next annual meeting of stockholders or until their earlier death, resignation, or removal.

Name	Age	Position	Held Since	Class
K. W. (“K.D.”) Diepholz	65	Chairman of The Board	May 1995	I

Dr. Jose Vargas Lugo	62	Director	August 2013	I

John C. Wasserman	83	Independent Director	December, 2014	II

Dale G. Petrini	68	Independent Director	December 2016	II

Philip K. Rose	34	Independent Director	July 2015	III

Rene L.F. Mladosich	59	Director	October 2019	I

Ronald Vail	75	Independent Director	April 2023	I

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Proposal No. 2 – Election of Class I Directors

The following individuals are nominated to serve as Class I Directors:

•	K.W. (“K.D.”) Diepholz
•	Dr. Jose Vargas Lugo
•	Rene L.F. Mladosich
•	Ronald Vail

The principal occupations and business experience, for at least the past five years, of each nominee for election to the Board as Class I Directors are as follows:

K.W. (“K.D.”) Diepholz. Mr. Diepholz has been involved in the resource sectors, primarily as an investor/entrepreneur, since 1980. He founded KWD Properties Corp. an Oil and Gas exploration and production company in 1983 and served as an executive manager to this Oil and Gas concern, and as a General partner to several limited partnerships. Mr. Diepholz has served in a variety of capacities with DynaResource, Inc. from 1994 to the present, and has served as Chairman of the Board, President, CEO, CFO, and Treasurer for more than the past 20 years. Mr. Diepholz has special skills in the areas of negotiation, business development, project planning and management, corporate financing, acquisition analysis, investment program interpretation and structuring, and executive management. Mr. Diepholz has been instrumental to the Company in the negotiations of the following: the acquisition of 24.9% Net Profits Interest in the San José de Gracía in 1995; the acquisition of an additional 25% interest in San José de Gracía in 1998; the acquisition and consolidation of 100% of the rights to the San José de Gracía from prior owners, culminating in March 2000; the acquisition and consolidation of several outstanding Concessions at the San José de Gracía from previous Mexican owners during 2000- 2003; the direction and management of the test mining and pilot mill operations at San José de Gracía during 2003-2006; the negotiation of the Stock Purchase/Earn In Agreement in 2006; the negotiation of the surface rights agreement with the Santa Maria Ejido in 2013; the negotiation of the financing agreement with Golden Post Rail, LLC, and the general financing of, and the general management of the Company since inception. In addition to his roles with the Company, Mr. Diepholz serves as Chairman and CEO of DynaResource Nevada, Inc., an affiliated company, and as President of DynaNevada de México, a wholly owned subsidiary of DynaResource Nevada Inc. Mr. Diepholz is also the current President of the following subsidiaries of the Company in México: DynaResource de México, Mineras de DynaResource, and DynaResource Operaciones.

Dr. Jose Vargas Lugo . Dr. Vargas is a licensed physician who graduated from the Universidad Nacional Autonoma de México (UNAM) and is a 4th year law student at Universidad Autonoma de Sinaloa (UAS). Dr. Vargas commenced his involvement with the mining business with Minera Industrial Peñoles as a Medical Assistant to the Mining Services Division of Peñoles in Fresnillo, Zacatecas. Since 1993, Dr. Vargas has been a supplier of industrial goods and services in and around the municipalities of Sinaloa de Leyva and Mocorito Sinaloa. Dr. Vargas has worked with companies such as Compañia Minera El Rosarito, which was conducting operations at San Jose de Gracía during the period 1993 – 1995. Dr. Vargas later provided services and supplies to Mineras Finesterre at San Jose de Gracía, and to Minera Pangea, which was owned by Queenstake Resources, then Nevada Pacific, and now US. Gold. Dr. Vargas began working with DynaResource de México in spring 2000; as it commenced activities to acquire and consolidate the San Jose de Gracía District. Over more than the past 10 years, Dr. Vargas has proven to be an integral part of the Company’s activities at San Jose de Gracía and in Sinaloa State, involved in all facets of the Company’s business. Dr. Vargas has proven instrumental in the areas of public relations, community relations, governmental affairs, environmental matters, and overall management of the company’s business activities in México.

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Rene L.F. Mladosich. Mr. Mladosich brings over 30 years of direct experience in the mining industry in Mexico to DynaResource. He has worked for Companies such as: Campania Mineras de Cananea, Campania Minera Hecla (Hecla Mining), Campania Minera Pangea (now owed by McEwen Mining), Campania Minera Dolores (Minefinders), Minera Alamos de Sonora, and Campania Minera Pena de Bernal (Starcore International Mines). Mr. Mladosich has also provided consulting services to companies such as Minefinders, Pan American Silver and Scorpio. Mr. Mladosich is a proven and successful manager in Mexico with experience in the following areas: general management, underground and open pit operations, process plant recovery and optimization, construction, exploration, logistics, permitting, environmental, and plant and pit design. Mr. Mladosich holds a B.S. degree from the University of Sonora, where he was awarded First of the Class 6 times; and Mr. Mladosich studied 1 year of metallurgy in the Master’s Degree work program at the University. Mr. Mladosich speaks fluent Spanish and English and has studied French under the French Embassy Program in Mexico. Mr. Mladosich was named General Manager at SJG in January 2016 – June 2017, and again in October 2019.

Ronald Vail. Mr. Vail graduated from the University of Toledo with degrees in Commercial Studies and Business Administration. While at the University he participated in student government. He started working for United Parcel Service the week before he started at the University and was there for nearly 40 years. He held hourly positions as a loader/unloaded and delivery driver before going into management. Mr Vail held positions in Human Resources to include Employment, Safety, and Benefits. He later became Employment Manager and then Human Resource Manager in two UPS Districts. In the early 1980’s he transferred to a Divisional Operations Manager. Assignments included major Sorting Facilities Divisions, an over-the-road FE, and then several delivery operations. Mr Vail taught UPS National Schools and was on loan to The Southern Christian Leadership Conference for five weeks. He went on to coordinate UPS’s Management by Commitment (MBC) method of managing used by all functions and levels of management in the organization. He held this position for several years both Regionally and Nationally and coordinated teams around the country working on Service, Cost, and Production concerns. Mr Vail was VP of Vail Products, a specialty hospital bed business the family developed, built, and distributed out of Toledo. Since retiring in 2002, Mr Vail devotes time to The University of Toledo fund-raising, and mentoring student athletes.

Required Vote – Proposal No. 2 – Election of Class I Directors

Because there were no shares of Series A Preferred Stock outstanding as of the Record Date, the Class I Directors will be elected by a plurality vote of the shares of Common Stock present and voting at this Annual Meeting, voting as a separate class.

Proposal No. 3 – Election of Class II Directors

The following individuals are nominated to serve as Class II Directors:

•	Dale G. Petrini
•	John C. Wasserman

The principal occupations and business experience, for at least the past five years, of each nominee for election to the Board as Class II Directors are as follows:

Dale G. Petrini. Mr. Petrini brings over 40 years of extensive international project and manufacturing experience to the Board of DynaResource, Inc. During his 40+ years with The Dow Chemical Company, Houston, Texas, Mr. Petrini was the engineering sponsor, advisor and led the project development for several international mega projects totally over $50 billion USD. In his latest role for Dow, he was responsible for the project development of mega project growth opportunities in Latin America. Previously, Mr. Petrini was responsible for Global Construction Management and Global Capital Procurement for Dow with offices and personnel located throughout the world. In addition, he was the Plant Manager for several production units and led the respective business management teams. Mr. Petrini earned his civil engineering degree from The University of Michigan and is a registered licensed professional engineer. He holds dual citizenship in the US and EU.

John C. Wasserman. Mr. Wasserman is a Partner with Wasserman, Bryan, Landry & Honold, LLP Law firm, Perrysburg Ohio. He is a stockholder of the Company and brings the following credentials to the Board of Directors:

•	University of Detroit (PHB);

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•	Ohio State University, Law School (JD) – Graduate work in business administration;
•	University of Toledo – Undergraduate and Graduate work in business administration;
•	Admitted to practice before Ohio Supreme Court, U.S. Supreme Court, U.S. District Court for Northern District of Ohio, Sixth Circuit U.S. Court of Appeals;
•	Member, Ohio State, Lucas County, Ohio (past President) and Toledo, Ohio Bar Associations;
•	Board Member, Corporate and Board Secretary, Blue Water Satellite, Inc.;
•	Board Member, TechTol of Toledo, Inc.;
•	Member and current chair of the City of Waterville, Ohio Planning Commission;
•	Member of the ten year Plan Committee of Waterville, Ohio;
•	Member, Past Board Member, Secretary Treasurer and President of Toledo, Ohio Rotary;
•	Past Assistant District Governor, Area 4 of District 6600 of Rotary International;
•	Member of Timberlake Investments, LLC, an investment LLC;
•	Board Member, Victory Center of Toledo, Ohio;
•	Member, Succession Committee, DynaResource, Inc.;
•	Member/Managing Partner/Member, numerous LLCs/Partnerships for real estate developments and investments.

Mr. Wasserman has been employed with the Ohio Attorney General office, as Special Counsel; and with Ohio Bureau of Unemployment, as Hearing Officer; and as a Former Acting Judge, Maumee, Ohio, Municipal Court; Past Toledo, Ohio Exchange Club Member (President). Mr. Wasserman was selected one of Jaycees Top Ten Young men of Toledo, Ohio; was Co Author – Management Considerations of a Business Entity in the Environment of Chapter XI Reorganization Proceedings Under the New Federal Bankruptcy Code Effective October 1, 1979 published in Midwest Business Administration Association; was an Expert witness in real estate mandamus case: Lucas County Common Pleas Court, State ex rel Ad Hoc Committee of Waterville Citizens for Initiative and Referendum Petitions, Etc., Realtor vs. City of Waterville and Dale Knepper, Clerk of Council, City of Waterville, Respondents, Case No. CI-2013-1137.

Required Vote – Proposal No. 3 – Election of Class II Directors

The Class II Directors will be elected by a plurality vote of the shares of Common Stock present and voting at this Annual Meeting, voting as a separate class.

Proposal No. 4 – Election of Class III Director

The following individual is nominated to serve as the Class III Director:

•	Phillip K. Rose

The principal occupations and business experience, for at least the past five years, of the nominee for election to the Board as the Class III Director are as follows:

Philip K. Rose. Mr. Rose is a 2011 graduate of Texas Christian University in Fort Worth, Texas and is a Partner at Cross Tie Capital, Ltd, a Texas family investment office. Mr. Rose’s focus is primarily on alternative assets. Through this role, Mr. Rose serves in various operating roles of Cross Tie’s portfolio companies, including COO of Horton World Solutions, a thermoplastic composites manufacturing company, and Managing Partner of KMO Burger, LLC, a quick-serve restaurant holding company. He is also responsible for investment origination, asset management and disposition oversight of Cross Tie’s holdings. Mr. Rose has extensive experience in private investments, in a variety of asset classes and a broad array of investment structures. He is also a member of the firm’s investment committee. Mr. Rose is the appointee to the Board of Directors by Golden Post, LLC., the holder of the Series C convertible preferred shares.

Required Vote – Proposal No. 4 – Election of Class III Director

The Class III Director will be elected by the shares of Series C Preferred Stock present and voting at this Annual Meeting, voting as a separate class.

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Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTORS IN PROPOSALS NO. 2, 3, and 4.

 ***

PROPOSAL NO. 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is providing its stockholders with the opportunity to cast a non-binding, advisory vote to approve the compensation of the Named Executive Officers as disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”), a copy of which is being provided to stockholders with this proxy statement (including in the compensation tables and narratives accompanying those tables as well as in the Compensation Discussion and Analysis). This Proposal is referred to as a “say-on-pay” proposal.

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) and the related rules of the SEC, the Board requests your advisory vote on the following resolution at the annual meeting:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S–K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the Form 10-K is hereby APPROVED.

This vote is an advisory vote only and will not be binding on the Company, the Board or the Compensation Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Board or the Compensation Committee. However, the Compensation Committee will consider the outcome of the vote when making future compensation decisions for the Named Executive Officers.

Assuming that Proposal No. 6 is approved, the Company expects that the next such vote will occur at the 2026 annual meeting of stockholders.

Required Vote – Proposal No. 5 – Advisory Vote on Executive Compensation

Approval of Proposal No. 5 requires the affirmative vote of the holders of a majority of the Company’s Common Stock, together with shares of Common Stock issuable upon conversion of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote on this Proposal.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

***

PROPOSAL NO. 6

FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is providing its stockholders with the opportunity to cast a non-binding, advisory vote to approve the frequency of a stockholder advisory vote approving the compensation to executive officers required by paragraph (a) of Rule 14a-21, which can occur every 1, 2 or 3 years.

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Required Vote – Proposal No. 6 – Frequency of Advisory Vote on Executive Compensation

The outcome of this advisory vote will be determined by the frequency (one, two, or three years) receiving the highest number of votes by the holders of the Company’s Common Stock, together with shares of Common Stock issuable upon conversion of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote on this Proposal.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR “ONE YEAR” AS THE FREQUENCY OF A STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL NO. 7

RATIFY THE APPOINTMENT OF ARMANINO LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023

The Audit Committee of the Board of Directors has selected Armanino LLP, San Ramon, CA, Auditor Firm ID: 32, to serve as the Company’s present independent registered public accounting firm for the ensuing year, subject to ratification by the stockholders. Armanino served as the Company’s independent registered public accounting firm for year ended December 31, 2022.

The Company expects a representative of Armanino to be present, to have the opportunity to make a statement if they desire to do so, or to be available to respond to appropriate questions, at the annual meeting of stockholders.

(1) Audit Fees

The aggregate fees billed for professional services rendered by our auditors, for the audit of the registrant's annual consolidated financial statements and review of the consolidated financial statements included in the registrant's Form 10-K and Form 10-Q(s) or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, for fiscal years 2022 and 2021 was $130,748 and $222,202, respectively.

(2) Audit Related Fees

None.

(3) Tax Fees

None.

(4) All Other Fees

None.

(5) Audit Committee Policies and Procedures

The Audit Committee of the Board of Directors has the authority to retain, discharge, and review the Company’s independent registered public accounting firm and to determine any non-audit services for which the Company will retain such firm.

(6) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's consolidated financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

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Not applicable.

Required Vote – Proposal No. 7 – Ratification of Independent Registered Public Accounting Firm

Approval of Proposal No. 7 requires the affirmative vote of the holders of a majority of the Company’s Common Stock, together with shares of Common Stock issuable upon conversion of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote on this Proposal.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 7.

 ***

QUORUM AND VOTING REQUIREMENTS

Quorum Requirement

A majority of the votes of a voting group entitled to be cast at the Annual Meeting on all matters constitutes a quorum of that voting group. If you submit a properly completed proxy or if you appear at the Annual Meeting to vote in person, your shares will be considered part of the quorum. Directions to withhold authority to vote for any proposal, abstentions and broker non-votes (described below) will be counted to determine if a quorum for the transaction of business is present. Once a quorum is present, voting on specific proposals may proceed. If less than a quorum of our shares is represented at the Annual Meeting, a majority of the shares actually represented may adjourn the meeting without further notice for a period not to exceed 30 days at any one adjournment. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Annual Meeting as originally notified. Once a share is represented for any purpose at the Annual Meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof, unless a new record date is set for the adjourned meeting. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of stockholders so that less than a quorum remains.

Record Date and Voting Power

The Company has fixed the close of business (5:00 p.m. Eastern Standard Time) on June 2, 2023 as the “Record Date” to determine those shares eligible to vote at the Annual Meeting. Only persons holding shares of the Company’s Common Stock, Series C Preferred Stock, or Series D Preferred Stock as of the Record Date are entitled to vote at the Annual Meeting. As of June 2, 2023, there were 22,246,654 shares of Common Stock outstanding and eligible to vote. Also as of June 2, 2023, 1,734,992 shares of Series C Preferred were outstanding, convertible into an aggregate of 2,450,363 shares of Common Stock and eligible to vote on an as converted basis, and 760,000 shares of Series D Preferred were outstanding, convertible into an aggregate of 760,000 shares of Common Stock and eligible to vote on an as converted basis.

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Effect of Abstentions and Broker Non-Votes

Because the affirmative vote of a majority of (1) all of the outstanding shares of Common Stock and (2) all of the shares of Common Stock issuable upon conversion of the outstanding shares of Series C Preferred Stock and Series D Preferred Stock, voting together as a single class, is required for the approval of the adoption of the amendments to our Certificate of Incorporation, abstentions have the same effect as a vote against these proposals. The election of directors to the Company’s Board of Directors is determined by a plurality of eligible votes cast for each such proposal, so an abstention on those proposals has no effect on the outcome of the proposal. The other proposals set forth in this proxy statement may be approved by the vote of a majority of the shares present at the Annual Meeting in person or by proxy, so long as a quorum is present, so an abstention on those proposals will not have the effect of a negative vote.

If you hold shares through a broker or other nominee, your broker or nominee is permitted to exercise voting discretion only with respect to certain, routine matters. Broker non-votes are shares held by brokers or other nominees that do not have discretionary voting authority with respect to a matter and have not received specific voting instructions from the beneficial owner. Broker non-votes will be counted for purposes of establishing a quorum but will otherwise have no effect on the outcome of the vote on any of the matters presented for your vote, except as described above.

How You Can Vote

You can vote your shares using one of the following methods:

•	Complete and return a written proxy or voting instruction card using the proxy card or voting instruction card if you received a paper copy of the proxy materials; or

•

Attend and vote in person at the meeting. If your shares are held in street or account name by a broker and you intend to vote in person at the meeting, you will need a copy of your account statement and verification from your broker that you were the beneficial owner of the shares in the account as of the Record Date.

Unless you are planning to vote in person at the Annual Meeting, your vote must be received by 5:00 p.m. Central Standard Time, on Wednesday, July 12, 2023.

You may still vote at the meeting if you are the record holder of your shares or hold a legal proxy from the record holder. Your vote at the Annual Meeting will constitute a revocation of your earlier proxy or voting instructions.

You May Revoke or Change Your Vote

You may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A stockholder who votes in person at the Annual Meeting in a manner inconsistent with a proxy previously filed on the stockholder’s behalf will be deemed to have revoked such proxy as it relates to the matter voted upon in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

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This year, a number of brokers with account holders who are our stockholders will be “householding” the proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (i) notify your broker, (ii) direct your written request to our Corporate Secretary at our principal executive offices at 222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039, or (3) contact DynaResource directly at (972) 868-9066. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request at the address or telephone number above, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of these materials was delivered.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1939, under which we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any materials we have filed with the SEC at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

You may request a copy of any of our filings with the SEC at no cost, by contacting us at the following address or phone number:

DynaResource, Inc.

The Urban Towers of Las Colinas

222 W. Las Colinas Blvd. / Suite 1910 North Tower

Las Colinas / Irving, TX 75039

Attention: K.W. (“K.D.”) Diepholz

Chairman and Chief Executive Officer

(972) 868-9066

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APPENDIX I

CERTIFICATE OF AMENDMENT

OF

DYNARESOURCE, INC.

DYNARESOURCE, INC., a Delaware corporation(the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate of Incorporation”), filed on November 28, 2012 with the Secretary of State of Delaware, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolutions setting forth the amendment are as follows:

RESOLVED, that paragraph 1 of Article IV of the Amended and Restated Certificate of Incorporation be amended and restated to read in its entirety as follows:

1. Authorized Capital. The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is 60,001,000 shares, consisting of (i) forty million (40,000,000) shares of Common Stock, par value $0.01 per share (“Common Stock”), and (ii) twenty million and one thousand (20,001,000) shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”), of which 1,734,992 are designated as Series C Preferred Stock, and 3,000,000 shares are designated as Series D Preferred Stock. As of June 2, 2023, 15,266,008 of Preferred Stock remain undesignated. The corporation shall not create or issue any class or series of Preferred Stock having the right, in the aggregate, to elect a majority of the Board of Directors of the Company.

FURTHER RESOLVED, that Article V of the Amended and Restated Certificate of Incorporation be amended and restated to read in its entirety as follows:

The Board of Directors shall be divided into two classes of directors, Class I Directors and Class II Directors, all of whom shall be eligible for election at each annual meeting of the stockholders. The Board of Directors shall have the right to fix the number of directors from time to time; provided that there shall always be at least one Class II Director. The Class I Directors shall be elected by the vote of the holders of the issued and outstanding shares of Common Stock voting together as a single class, and the Class II Directors shall be elected by the vote of the holders of the issued and outstanding shares of Series C Preferred Stock voting together as a single class (and to the extent that no shares of Series C Preferred Stock are issued and outstanding, then the Class II Directors shall be elected by the vote of the holders of the issued and outstanding shares of Common Stock voting together as a single class). Upon the adoption of the amendment of this Article V to terminate the Class III Director position, the incumbent Class II Directors shall be redesignated as Class I Directors and the incumbent Class III Director shall be redesignated as the Class II Director.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment noted above.

THIRD: That the amendment noted above was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

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IN WITNESS WHEREOF, DynaResource, Inc. has caused this certificate to be signed by its Chairman and CEO, this ___ day of July, 2023.

DYNARESOURCE, INC.

By:
K.W. (“K.D.”) Diepholz
Chairman & CEO

DYNARESOURCE, INC.

PROXY OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 14, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Annual Meeting of Stockholders and Proxy Statement, hereby revokes all previous proxies and appoints K.W. (“K.D.”) Diepholz, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of DynaResource, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders of DynaResource, Inc. to be held at the Amphitheatre room, in The Las Colinas Resort, 4150 N MacArthur Blvd, Irving, Texas 75038, on Friday, July 14, 2023, at 10:00 AM Central Standard Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could have if personally present at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSALS NO. 1-5 AND 7, AND “EVERY THREE YEARS” FOR PROPOSAL NO. 6

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

Proposal No. 1 (AMENDMENT TO THE CERTIFICATE OF INCORPORATION): All shares of Common Stock, Series C Preferred Stock, and Series D Preferred Stock may vote.

[ ]	FOR	[ ]	WITHHOLD AUTHORITY

Proposal No. 2 (ELECTION OF FOUR CLASS I DIRECTORS): Only shares of Common Stock may vote.

Nominees:

K.W. (“K.D.”) Diepholz	Director	[ ] FOR	[ ] WITHHOLD AUTHORITY

Dr. Jose Vargas Lugo	Director	[ ] FOR	[ ] WITHHOLD AUTHORITY

Rene L.F. Mladosich	Director	[ ] FOR	[ ] WITHHOLD AUTHORITY

Ronald Vail	Independent Director	[ ] FOR	[ ] WITHHOLD AUTHORITY

Proposal No. 3 (ELECTION OF TWO CLASS II DIRECTORS): Only shares of Common Stock may vote.

Nominees:

John C. Wasserman	Independent Director	[ ] FOR	[ ] WITHHOLD AUTHORITY

Dale G. Petrini	Independent Director	[ ] FOR	[ ] WITHHOLD AUTHORITY

Proposal No. 4 (ELECTION OF ONE CLASS III DIRECTOR): Only shares of Class C Preferred Stock may vote.

Philip K. Rose	Independent Director	[ ] FOR	[ ] WITHHOLD AUTHORITY

Proposal No. 5 (TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS): All shares of Common Stock, Series C Preferred Stock, and Series D Preferred Stock may vote.

[ ]	FOR	[ ]	WITHHOLD AUTHORITY

Proposal No. 6 (TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY OF STOCKHOLDER ADVISORY VOTE APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS): All shares of Common Stock, Series C Preferred Stock, and Series D Preferred Stock may vote.

[ ] EVERY YEAR	[ ] EVERY TWO YEARS	[ ] EVERY THREE YEARS	[ ] ABSTAIN

Proposal No. 7 (TO RATIFY THE APPOINTMENT OF ARMANINO LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023): All shares of Common Stock, Series C Preferred Stock, and Series D Preferred Stock may vote.

[ ]	FOR	[ ]	WITHHOLD AUTHORITY

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS NO. 1 THROUGH 5 AND 7, AND FOR “EVERY THREE YEARS” ON PROPOSAL NO. 6. THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

Signature of Stockholder	Signature of Stockholder

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.